UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Assured Guaranty Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

☒ Votes must be indicated
(x) in Black or Blue ink.			Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Please Mark Here for Address Change of Comments	☐
SEE REVERSE SIDE

(1) Election as Director for Term Expiring in 2011: Nominees: 01-Francisco L. Borges 02-Patrick W. Kenny 03-Robin Monro-Davies 04-Michael T. O’Kane	FOR all nominees listed below ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐	*EXCEPTIONS ☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below).

*Exceptions

(2) Approval of the issuance of common shares to WLR Recovery Fund IV, L.P. and/or its affiliates	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) Ratification of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 31, 2008	FOR ☐	AGAINST ☐	ABSTAIN ☐

(4) Subsidiary Proposals (4.1) Authorizing the Company to vote for directors of our subsidiary, Assured Guaranty Re Ltd. (“AG Re”), for term expiring in 2009:	FOR all nominees listed below ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐	*EXCEPTIONS ☐

01-Howard Albert 02-Robert A. Bailenson 03-Gary Burnet 04-Dominic J. Frederico 05-James M. Michener 06-Robert B. Mills 07-David Penchoff 08-Andrew Pickering

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below).

*Exceptions

(4.2) Authorizing the Company to vote for the appointment of PricewaterhouseCoopers LLP as AG Re’s independent auditors for the year ending December 31, 2008	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other further business, if any, as lawfully may be brought before the meeting.

Signature	Signature	Date

When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name authorized person.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 P.M. Eastern Time on May 7, 2008.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET		TELEPHONE
http://www.proxyvoting.com/ago		1-866-540-5760
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

ASSURED GUARANTY LTD.
30 WOODBOURNE AVENUE, HAMILTON HM 08 BERMUDA
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dominic J. Frederico, Robert B. Mills and James M. Michener as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the Common Shares of Assured Guaranty Ltd. (the “Company”) which the undersigned is entitled to vote at the Annual General Meeting to be held at 8 a.m. Atlantic Time on May 8, 2008 at the Fairmont Hamilton Princess, 76 Pitts Bay Road, Hamilton, Bermuda or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for (1) the election of Francisco L. Borges, Patrick W. Kenny, Robin Monro Davies and Michael T. O’Kane as Class I directors of the Company to serve a three-year term to expire at the Annual General Meeting in 2011, (2) the approval of the issuance of common shares to WLR Recovery Fund IV, L.P. and/or its affiliates, (3) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008 and (4) the approval of the proposals relating to the Company’s subsidiary, Assured Guaranty Re Ltd. (“AG Re”). The Board of Directors of the Company recommends that you vote your shares “FOR” each of the nominees to the Board, “FOR” the issuance of the common shares, “FOR” the appointment of PricewaterhouseCoopers LLP and “FOR” the proposals relating to AG Re.

(CONTINUED AND TO BE VOTED AND SIGNED ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD  AND  DETACH  HERE

You can now access your ASSURED GUARANTY LTD. account online.

Access your Assured Guaranty Ltd. shareholder/stockholder account online via Investor ServiceDirect® (ISD).

The transfer agent for Assured Guaranty Ltd., now makes it easy and convenient to get current information on your shareholder account.

•	View account status
•	View certificate history
•	View book-entry information
•	View payment history for dividends
•	Make address changes
•	Obtain a duplicate 1099 tax form
•	Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time